UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

SYNOVIS LIFE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-13097 (Commission File Number)	41-1526554 (I.R.S. Employer Identification Number)

2575 University Ave. W. St. Paul, Minnesota (Address of Principal Executive Offices)	55114 (Zip Code)
(651) 796-7300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On January 31, 2008, Synovis Life Technologies, Inc. (“Synovis Life” or the “Company”) completed the previously announced sale of substantially all of the assets of Synovis’ interventional business to Heraeus Vadnais, Inc. and its related entities (“Heraeus”), pursuant to an Asset Purchase Agreement between Heraeus Vadnais, Inc., Heraeus Materials Caribe, Inc., and Heraeus Materials S.A., as the buyers, and Synovis Interventional Solutions, Inc. (“Synovis Interventional”), Synovis Caribe, Inc. (“Synovis Caribe”) and Synovis Life, collectively with Synovis Interventional and Synovis Caribe, (“Synovis”), as the sellers (the “Asset Purchase Agreement”). The interventional business provides contract services to develop, prototype, manufacture and design complex micro-wires, molded polymer and micro-machined metal components used in interventional devices, primarily for cardiac rhythm management and other medical markets.
Pursuant to the Asset Purchase Agreement, and upon the terms and subject to the conditions thereof, Heraeus paid $29.5 million in cash for the assets and assumed certain operating liabilities of Synovis’ interventional business, subject to a working capital adjustment to be finalized in the Company’s second quarter of fiscal 2008. Approximately $2.95 million of the purchase price was placed in escrow to cover certain post-closing covenants and indemnification obligations. Synovis Life expects to have a pretax gain of approximately $11.0 to $12.0 million on the transaction, subject to the final determination of the net carrying values of the assets and liabilities transferred.
The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated into this report by reference.
The press release announcing the completion of the transaction is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet of the Company as of October 31, 2007 and the unaudited pro forma statements of operations of the Company for the years ended October 31, 2007, 2006 and 2005 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement among Heraeus Vadnais, Inc., Heraeus Materials Caribe, Inc., and Heraeus Materials S.A., as Buyers, and Synovis Interventional Solutions, Inc., Synovis Caribe, Inc. and Synovis Life Technologies, Inc., as Seller Parties, dated as of January 8, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K dated January 8, 2008 (File No. 0-13907)) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

99.1	Unaudited pro forma condensed consolidated financial statements as of October 31, 2007 and for the years ended October 31, 2007, 2006 and 2005 (filed herewith).

99.2	Press Release dated January 31, 2008 (filed herewith).

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOVIS LIFE TECHNOLOGIES, INC.
Dated: February 5, 2008	By:	/s/ Brett A. Reynolds
Brett A. Reynolds
Vice President of Finance, Chief Financial Officer and Corporate Secretary

SYNOVIS LIFE TECHNOLOGIES, INC.
FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Asset Purchase Agreement among Heraeus Vadnais, Inc., Heraeus Materials Caribe, Inc., and Heraeus Materials S.A., as Buyers, and Synovis Interventional Solutions, Inc., Synovis Caribe, Inc. and Synovis Life Technologies, Inc., as Seller Parties, dated as of January 8, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Report on Form 8-K dated January 8, 2008 (File No. 0-13907)) (Schedules and Exhibits have been omitted; however copies thereof will be furnished to the Securities and Exchange Commission upon request).

99.1	Unaudited pro forma condensed consolidated financial statements as of October 31, 2007 and for the years ended October 31, 2007, 2006 and 2005 (filed herewith).

99.2	Press Release dated January 31, 2008 (filed herewith).